SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report:
                                 March 17, 1997



                                   SALOMON INC
             (Exact name of registrant as specified in its charter)



     Delaware                     I-4346                  22-1660266
(State of Incorporation)    (Commission File No.)      (I.R.S. Employer
                                                        Identification No.)



          Seven World Trade Center, New York, New York       10048
            (Address of Principal Executive Offices)       (Zip Code)



                                 (212) 783-7000
                          (Registrant's Telephone No.)






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Item 5.  Other Events

         On March 17, 1997, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 99 and incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibits:
         (99)     Press release dated March 17, 1997

                                 SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                             Salomon Inc
                                                            (Registrant)


   Date:  March 17, 1997                          By: /s/ Richard J. Carbone
                                                               Controller